EXHIBIT 24

                                POWER OF ATTORNEY

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


                                   EXHIBIT 24

                                POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Terry L. Robinson or Thomas F. Malloy and either of them, as attorney- in- fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Registration Statement on Form S-8 and all amendments and/or supplements to this Registration Statement on Form S-8

/s/Terry L. Robinson                             ,   Director, Principal Executive      December 21, 1999
-------------------------------------------------    Officer
Terry L. Robinson

/s/ David B. Gaw                                 ,   Director                           December 21, 1999
-------------------------------------------------
David B. Gaw

/s/ Conrad W. Hewitt                             ,   Director                           December 21, 1999
-------------------------------------------------
Conrad W. Hewitt

/s/ Harlan R. Kurtz                              ,   Director                           December 21, 1999
-------------------------------------------------
Harlan R. Kurtz

/s/ Richard S. Long                              ,   Director                           December 21, 1999
-------------------------------------------------
Richard S. Long

/s/ Thomas H. Lowenstein                         ,   Director                           December 21, 1999
-------------------------------------------------
Thomas H. Lowenstein

/s/ Thomas F. Malloy                             ,   Director                           December 21, 1999
-------------------------------------------------
Thomas F. Malloy

/s/ James Tidgewell                              ,   Director                           December 21, 1999
-------------------------------------------------
James Tidgewell

/s/ Lee-Ann Almeida                              ,   Principal Financial Officer        December 21, 1999
-------------------------------------------------
Lee-Ann Almeida

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